UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

KBS STRATEGIC OPPORTUNITY REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	333-192331	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On May 20, 2016, KBS Strategic Opportunity REIT II, Inc. (the “Company”) filed a Current Report on Form 8-K dated May 23, 2016 with regard to the acquisition of an office property containing 123,529 rentable square feet located on approximately 4.2 acres of land in Campbell, California (“Lincoln Court”). The Company hereby amends the Form 8-K dated May 23, 2016 to provide the required financial information related to its acquisition of Lincoln Court.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired
Lincoln Court

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)	Pro Forma Financial Information.
KBS Strategic Opportunity REIT II, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of March 31, 2016	F-6
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2016	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT II, INC.

Dated: July 13, 2016	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Lincoln Court for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the footnotes for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of Lincoln Court. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California
July 13, 2016

LINCOLN COURT
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31, 2016	Year Ended December 31, 2015
	(unaudited)
Revenues:
Rental income	$1,223	$4,381
Tenant reimbursements	74	124
Total revenues	1,297	4,505
Expenses:
Real estate taxes and insurance	146	720
Repairs and maintenance	103	323
Cleaning	57	250
Utilities	27	299
General and administrative	50	240
Total expenses	383	1,832
Revenues over certain operating expenses	$914	$2,673
See accompanying notes.

Table of Contents
LINCOLN COURT
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2016 (unaudited)
and the Year Ended December 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On May 20, 2016, KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”), through an indirect wholly owned subsidiary, acquired from CRP Lincoln, L.L.C. (the “Seller”) an office property containing 123,529 rentable square feet located on approximately 4.2 acres of land in Campbell, California (“Lincoln Court”). The seller is not affiliated with KBS SOR II or its external advisor, KBS Capital Advisors LLC. The purchase price of Lincoln Court was $51.5 million plus closing costs.
KBS SOR II is a Maryland corporation formed to invest in and manage a diverse portfolio of opportunistic real estate, real estate-related loans, real estate-related debt securities and other real estate-related investments located in the United States and Europe.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Lincoln Court is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR II expects to incur in the future operations of Lincoln Court. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Lincoln Court.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Lincoln Court was acquired from an unaffiliated party and (ii) based on due diligence of Lincoln Court by KBS SOR II, management is not aware of any material factors relating to Lincoln Court that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by approximately $1,000 and $0.4 million for the three months ended March 31, 2016 (unaudited) and the year ended December 31, 2015, respectively.
Use of Estimates
The preparation of the statement of revenues over certain operating expenses, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Table of Contents
LINCOLN COURT
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2016 (unaudited)
and the Year Ended December 31, 2015

4.	DESCRIPTION OF LEASING ARRAGEMENTS
As of December 31, 2015, Lincoln Court was 99% leased to 35 tenants. For the year ended December 31, 2015, Lincoln Court earned approximately 11% of its rental income from one tenant in the telecommunications industry that occupies 14,466 square feet, or approximately 12% of the total rentable square feet. This tenant’s lease expires on September 30, 2018, with a five-year extension option.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2015.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2015, expected future minimum rental income due under operating leases for the years ending December 31 were as follows (in thousands):

2016	$4,722
2017	3,560
2018	2,454
2019	1,533
2020	827
Thereafter	1,617
$14,713

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by Lincoln Court will be reduced.
Environmental
Lincoln Court is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Lincoln Court’s financial condition and results of operations for the periods presented.

7.	SUBSEQUENT EVENTS
KBS SOR II evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statement of revenues over certain operating expenses was issued on July 13, 2016.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”) as of March 31, 2016, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015, and the notes thereto. The consolidated financial statement of KBS SOR II as of and for the year ended December 31, 2015 and the consolidated financial statements as of and for the three months ended March 31, 2016 have been included in KBS SOR II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto for the three months ended March 31, 2016 and for the year ended December 31, 2015 of Lincoln Court, which are included herein.
The unaudited pro forma balance sheet as of March 31, 2016 has been prepared to give effect to the acquisition of Lincoln Court as if the acquisition occurred on March 31, 2016.
The unaudited pro forma statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisition of Lincoln Court that occurred on May 20, 2016, as if such acquisition occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Lincoln Court been consummated as of January 1, 2015. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustment
	KBS Strategic Opportunity REIT II Historical (a)	Lincoln Court (b)		Pro Forma Total

Assets
Real estate, net	$114,665	52,786	(c)	$167,451
Real estate loan receivable, net	3,389	—		3,389
Total real estate and real estate-related investments, net	118,054	52,786		170,840
Cash and cash equivalents	39,440	(19,723)		19,717
Restricted cash	279	—		279
Rents and other receivables	512	—		512
Above-market leases, net	31	—		31
Due from affiliate	94	—		94
Prepaid expenses and other assets	1,791	—		1,791
Total assets	$160,201	$33,063		$193,264
Liabilities and equity
Notes payable, net	$64,988	$33,080	(d) (e)	$98,068
Accounts payable and accrued liabilities	4,665	—		4,665
Due to affiliates	213	—		213
Distributions payable	93	—		93
Below-market leases, net	—	1,445	(c)	1,445
Other liabilities	1,409	—		1,409
Total liabilities	71,368	34,525		105,893
Commitments and contingencies
Redeemable common stock	1,088	—		1,088
Equity
KBS Strategic Opportunity REIT II, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 11,419,080 shares issued and outstanding, 11,419,080 pro forma shares	114	—		114
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 15,381 issued and outstanding, 15,381 pro forma shares	—	—		—
Additional paid-in capital	98,725	—		98,725
Cumulative distributions and net losses	(15,451)	(1,462)	(f)	(16,913)
Total KBS Strategic Opportunity REIT II, Inc. stockholders’ equity	83,388	(1,462)		81,926
Noncontrolling interests	4,357	—		4,357
Total equity	87,745	(1,462)		86,283
Total liabilities and equity	$160,201	$33,063		$193,264

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2016

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q as of March 31, 2016.

(b)
Represents the acquisition of Lincoln Court. The contractual purchase price of Lincoln Court was $51.5 million plus closing costs. This purchase was funded with proceeds from a mortgage loan (described below) and cash available from net proceeds received from KBS SOR II’s initial public offering through the acquisition date.

(c)
KBS SOR II’s determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR II allocated the purchase price and adjustments as follows:

Assets:
Land	$14,706
Building improvements	33,434
Tenant origination and absorption costs	4,646
Real estate, cost	52,786
Below-market leases, net	(1,445)
Total purchase price, net	$51,341

(d)
On May 20, 2016, in connection with the acquisition of Lincoln Court, KBS SOR II, through an indirect wholly owned subsidiary, entered into a mortgage loan with an unaffiliated lender, for borrowings of up to $36.2 million, secured by Lincoln Court (the “Lincoln Court Mortgage Loan”). At closing, $33.5 million of the loan was funded and the remaining $2.7 million was available for future disbursements to be used for tenant improvement costs, subject to certain terms and conditions contained in the loan documents. The Lincoln Court Mortgage Loan matures on June 1, 2020, with a one-year extension option, subject to certain terms and conditions contained in the loan documents. The Lincoln Court Mortgage Loan bears interest at a floating rate of 175 basis points over one-month LIBOR.

(e)	Amount is net of $0.4 million of deferred financing costs incurred in connection with the Lincoln Court Mortgage Loan.

(f)	Represents direct and incremental acquisition costs related to the acquisition which are not reflected in KBS SOR II’s historical balance sheet.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustment
	KBS Strategic Opportunity REIT II Historical (a)	Lincoln Court		Pro Forma Total
Revenues:
Hotel revenues	$3,647	$—		$3,647
Office revenues	338	1,377	(b)	1,715
Interest income from real estate loan receivable	99	—		99
Total revenues	4,084	1,377		5,461
Expenses:
Hotel expenses	3,367	—		3,367
Office expenses	78	383	(c)	461
Asset management fees to affiliate	251	89	(d)	340
General and administrative expenses	698	—		698
Depreciation and amortization	1,280	536	(e)	1,816
Interest expense	665	209	(f)	874
Total expenses	6,339	1,217		7,556
Other income:
Other interest income	15	—		15
Total other income	15	—		15
Net (loss) income	(2,240)	160		(2,080)
Net loss attributable to noncontrolling interest	148	—		148
Net (loss) income attributable to common stockholders	$(2,092)	$160		$(1,932)

Class A Common Stock:
Net loss attributable to common stockholders	$(2,091)			$(1,931)
Net loss per common share, basic and diluted	$(0.19)			$(0.17)
Weighted-average number of common shares outstanding, basic and diluted	10,737,932			11,416,523	(g)

Class T Common Stock:
Net loss attributable to common stockholders	$(1)			$(1)
Net loss per common share, basic and diluted	$(0.20)			$(0.18)
Weighted-average number of common shares outstanding, basic and diluted	2,557			2,557

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2016

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

(b)
Represents office revenues (not reflected in the historical statement of operations of KBS SOR II) for the three months ended March 31, 2016. Base rent is recognized on a straight‑line basis beginning on the pro forma acquisition date of January 1, 2015. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods. Tenant reimbursements for the three months ended March 31, 2016 are based on historical operations of the previous owners. The following is a summary of pro forma office revenues for the three months ended March 31, 2016:

Rental income	$1,303
Tenant reimbursements	74
Total office revenues	$1,377

(c)
Represents office expenses (not reflected in the historical statement of operations of KBS SOR II) for the three months ended March 31, 2016. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma office expenses for the three months ended March 31, 2016:

Operating, maintenance, and management	$237
Real estate taxes and insurance	146
Total office expenses	$383

(d)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the three months ended March 31, 2016 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(e)
Represents adjustments to depreciation and amortization expense for the three months ended March 31, 2016 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant origination and absorption cost is recognized using the straight-line method over the life of the related lease.

(f)
Represents interest expense and loan fee amortization expense incurred on a $33.5 million mortgage loan secured by Lincoln Court, which bears interest at a floating rate of 175 basis points over one-month LIBOR, maturing June 1, 2020.

(g)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s initial public offering used to complete the acquisitions were raised as of January 1, 2015 and KBS SOR II received a gross offering price of $10.00 per Class A share.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustment
	KBS Strategic Opportunity REIT II Historical (a)	Lincoln Court		Pro Forma Total
Revenues:
Hotel revenues	$16,602	$—		$16,602
Office revenues	33	4,981	(b)	5,014
Interest income from real estate loan receivable	390	—		390
Total revenues	17,025	4,981		22,006
Expenses:
Hotel expenses	11,594	—		11,594
Office expenses	7	1,832	(c)	1,839
Asset management fees to affiliate	380	357	(d)	737
Real estate acquisition fees to affiliate	995	—		995
Real estate acquisition fees and expenses	1,253	—		1,253
General and administrative expenses	2,427	—		2,427
Depreciation and amortization	1,171	1,948	(e)	3,119
Interest expense	1,199	759	(f)	1,958
Total expenses	19,026	4,896		23,922
Other income:
Other interest income	52			52
Total other income	52	—		52
Net (loss) income	(1,949)	85		(1,864)
Net loss attributable to noncontrolling interest	(107)	—		(107)
Net (loss) income attributable to common stockholders	$(2,056)	$85		$(1,971)
Net loss per common share, basic and diluted	$(0.32)			$(0.23)
Weighted-average number of common shares outstanding, basic and diluted	6,471,702			8,562,212	(g)

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)	Historical financial information derived from KBS SOR II’s Annual Report on Form 10-K for the year ended December 31, 2015.

(b)
Represents office revenues (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015. Base rent is recognized on a straight‑line basis beginning on the pro forma acquisition date of January 1, 2015. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods. Tenant reimbursements for the year ended December 31, 2015 are based on historical operations of the previous owners. The following is a summary of pro forma office revenues for the year ended December 31, 2015:

Rental income	$4,857
Tenant reimbursements	124
Total office revenues	$4,981

(c)
Represents office expenses (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma office expenses for the year ended December 31, 2015:

Operating, maintenance, and management	$1,112
Real estate taxes and insurance	720
Total office expenses	$1,832

(d)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(e)
Represents adjustments to depreciation and amortization expense for the year ended December 31, 2015 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant origination and absorption cost is recognized using the straight-line method over the life of the related lease.

(f)
Represents interest expense and loan fee amortization expense incurred on a $33.5 million mortgage loan secured by Lincoln Court, which bears interest at a floating rate of 175 basis points over one-month LIBOR, maturing June 1, 2020.

(g)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s initial public offering used to complete the acquisitions were raised as of January 1, 2015 and KBS SOR II received a gross offering price of $10.00 per Class A share.